UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

LIZ CLAIBORNE, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Liz Claiborne, Inc. Stockholder: The 2012 Annual Meeting of Stockholders of Liz Claiborne, Inc. (the “Company”) will be held at 5901 Westside Avenue, North Bergen New Jersey, on Tuesday, May 15, 2012 at 10:00 a.m. local time. For directions please call 212-626-5777. Proposals to be considered at the Annual Meeting: (1) to elect ten Directors; (2) to hold an advisory (non-binding) vote on the compensation of our named executive officers; (3) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2012 fiscal year; (4) to vote on a stockholder proposal as described in the Proxy Statement; and (5) to consider all other appropriate matters brought before the meeting. Management recommends a vote “FOR” Items 1, 2 and 3, and “AGAINST” Item 4. The Board of Directors has fixed the close of business on March 20, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Liz Claiborne, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 15, 2012 CONTROL NUMBER If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2012 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/liz The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/liz 21842

The Proxy Materials for Liz Claiborne, Inc. are available to review at: http://www.proxyvoting.com/liz Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 21842 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. DIRECTIONS TO 5901 WEST SIDE AVENUE, NORTH BERGEN, NEW JERSEY 07047 DIRECTIONS FROM MANHATTAN FROM LINCOLN TUNNEL From Lincoln Tunnel, follow signs to Route 495. Proceed on Route 495 and follow sign to Route 3 West, Secaucus, to Secaucus Service Road (local lane). Exit at North Bergen (just after Best Buy) which brings you to Paterson Plank Road. After 1st traffic light, bear right and take the jug handle (just after Space Station Storage). Follow jug handle around to West Side Avenue. Proceed on West Side Avenue for approximately 1-1/2 miles. Turn left at 1st traffic light into parking lot. FROM THE GEORGE WASHINGTON BRIDGE From the George Washington Bridge, take the New Jersey Turnpike South to exit 17 (Lincoln Tunnel/Secaucus). After toll plaza, follow signs to Secaucus. Turn right at traffic light onto Paterson Plank Road. After 2nd traffic light, bear right and take jug handle to the right (just after Space Station Storage). Follow the jug handle around to West Side Avenue. Proceed on West Side Avenue for approximately 1-1/2 miles. Turn left at the 1st traffic light into parking lot. DIRECTIONS FROM NEW JERSEY FROM NEW JERSEY TURNPIKE NORTH Take the New Jersey turnpike North to exit 16E. At 16E, use middle toll booths to exit (sign over toll booth reads “NJ 3 Secaucus”). After toll booth, follow sign to Secaucus. At 1st traffic light, turn right onto Paterson Plank Road. After 2nd traffic light, bear right and take the jug handle to the right (just after Space Station Storage). Follow jug handle around to West Side Avenue. Proceed on West Side Avenue for approximately 1-1/2 miles. Turn left at 1st traffic light into parking lot. FROM NEW JERSEY TURNPIKE SOUTH Take the New Jersey Turnpike South to exit 17 (Lincoln Tunnel/Secaucus). After toll plaza, follow signs to Secaucus. Turn right at traffic light onto Paterson Plank Road. After 2nd traffic light, bear right and take jug handle to the right (just after Space Station Storage). Follow jug handle around to West Side Avenue. Proceed on West Side Avenue for approximately 1-1/2 miles. Turn left at the 1st traffic light into parking lot. FROM ROUTE 3 EAST Take Route 3 East to Secaucus Service Road (local lane), exit at North Bergen. The exit will bring you onto Paterson Plank Road. After the 1st traffic light, bear to right and take the jug handle to the right (just after Space Station Storage). Follow the jug handle around to West Side Avenue. Stay on West Side Avenue for approximately 1-1/2 miles, making a left at the first traffic light, into parking lot. FROM ROUTE 3 WEST Take Route 3 West, bear to right and take the Secaucus Service Road. Follow sign to North Bergen (at Best Buy). This will bring you onto Paterson Plank Road. After the 1st traffic light, bear to right and take the jug handle to the right (just after Space Station Storage). Follow the jug handle around to West Side Avenue. Stay on West Side Avenue for approximately 1-1/2 miles, making a left at the 1st traffic light, into parking lot. FROM ROUTE 80 When Route 80 ends, follow signs to Route 95 South. Take Route 95 South to the New Jersey Turnpike (then follow directions as shown under “FROM GEORGE WASHINGTON BRIDGE”). Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: 5901 Westside Avenue North Bergen, New Jersey 07047 The following Proxy Materials are available for you to review online: • the Company’s 2012 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/liz